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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           December 27, 2004
                                                --------------------------------

                           Duckwall-ALCO Stores, Inc.
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       (Exact name of registrant as specified in its charter)

        Kansas                       0-20269                     48-0201080
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   (State or other              (Commission File               (IRS Employer
     jurisdiction                    Number)                 Identification No.)
  of incorporation)


401 Cottage, Abilene, KS                                          67410-2832
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code         (785) 263-3350
                                                  ------------------------------


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))




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                               EXPLANATORY NOTE

      This Amendment No. 1 amends the Registrant's Current Report on Form 8-K filed on December 28, 2004 (the "Original 8-K") in order to correct a grammatical error set forth in Section 2 of Exhibit 10.1 to the Original 8-K. Please note that the Exhibit 10.1 attached to this Amendment No.1 replaces in its entirety the Exhibit 10.1 to the Original 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.


Exhibit No.              Description
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10.1                     Separation Agreement and Release, dated
                         December 27, 2004, between Duckwall-ALCO
                         Stores, Inc. and Glen L. Shank
                         (replaces and supersedes Exhibit 10.1 filed with the Registrant's Current Report on Form 8-K on December 28, 2004)



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 (Registrant)
                                           Duckwall-ALCO Stores, Inc.

 Date:  January 14, 2005               By: /s/ Richard A. Mansfield
                                           --------------------------------
                                           Name:  Richard A. Mansfield
                                           Title: Vice President - Finance
                                                  Chief Financial Officer